Exhibit 99.12
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                    JULY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-5

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     (a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

          i)   The amount of such distribution allocable to principal:

     Class 5-A1....$          3.79582497     Class 5-M....$       0.67362192
     Class 5-A2....$          0.00000000     Class 5-B1...$       0.67362260
     Class 5-A3....$          0.00000000     Class 5-B2...$       0.67362047
     Class 5-A4....$          0.00000000     Class 5-B3...$       0.67362056
     Class 5-A5....$          0.67362198     Class 5-B4...$       0.67362337
     Class 5-A6....$          0.00000000     Class 5-B5...$       0.67361875
     Class 5-A7....$        101.53969810     Class 5-R....$       0.00000000
     Class 5-PO1...$          0.77621392
     Class 5-PO2...$          0.98937635

          ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 5-A1....$          2.79317472     Class 5-M....$       0.00000000
     Class 5-A2....$          0.00000000     Class 5-B1...$       0.00000000
     Class 5-A3....$          0.00000000     Class 5-B2...$       0.00000000
     Class 5-A4....$          0.00000000     Class 5-B3...$       0.00000000
     Class 5-A5....$          0.49568774     Class 5-B4...$       0.00000000
     Class 5-A6....$          0.00000000     Class 5-B5...$       0.00000000
     Class 5-A7....$         74.71843942     Class 5-R....$       0.00000000
     Class 5-PO1...$          0.57118047
     Class 5-PO2...$          0.72803700
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          iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 5-A1....           6.20894457     Class 5-B1...        6.24583214
     Class 5-A2....           6.25000000     Class 5-B2...        6.24583333
     Class 5-A3....           6.25000000     Class 5-B3...        6.24583010
     Class 5-A4....           6.25000000     Class 5-B4...        6.24578875
     Class 5-A5....           6.24583239     Class 5-B5...        6.24581307
     Class 5-A6....           6.24802290     Class 5-R....        0.00000000
     Class 5-A7....           5.21545238     Class 5-S1...        0.51367916
     Class 5-M.....           6.24583282     Class 5-S2...        0.92648469

          iv) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                        $          73,382.40

     (b)  The amounts below are for the aggregate of all Certificates.

          v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:
                                                        $     486,523,834.03

               The aggregate  number of Mortgage Loans included in the Scheduled
               Principal Balance set forth above:                      1,801

          vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                   Class Certificate             Single
                                   Principal Balance       Certificate Balance
                                   -----------------       -------------------
              Class 5-A1.........$      30,866,274.43      $           989.64
              Class 5-A2.........$     201,185,712.00      $         1,000.00
              Class 5-A3.........$       6,100,000.00      $         1,000.00
              Class 5-A4.........$       1,950,000.00      $         1,000.00
              Class 5-A5.........$       9,919,526.31      $           998.66
              Class 5-A6.........$     207,385,564.00      $           999.68
              Class 5-A7.........$       7,695,792.53      $           732.93
              Class 5-PO1........$         135,409.20      $           998.45
              Class 5-PO2........$         498,680.64      $           998.08
              Class 5-M..........$       7,336,543.37      $           998.66
              Class 5-B1.........$       4,891,028.91      $           998.66
              Class 5-B2.........$       3,668,272.19      $           998.66
              Class 5-B3.........$       2,445,514.46      $           998.66
              Class 5-B4.........$         733,654.24      $           998.66
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              Class 5-B5.........$       1,711,861.75      $           998.66
              Class 5-R..........$               0.00      $             0.00
              Class 5-S1.........$     131,945,136.89      $           989.44
              Class 5-S2.........$     324,379,124.07      $           994.55

          vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

               book value..................................$             0.00
               unpaid principal balance....................$             0.00
               number of related mortgage loans............                 0

          viii)The  aggregate  number  and  aggregate   Principal   Balances  of
               Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

               (a)  delinquent
                    (1)  30-59 days
                              Number    43   Principal Balance $  12,326,776.98
                    (2)  60-89 days
                              Number     1   Principal Balance $     272,800.00
                    (3)  90 days or more
                              Number     0   Principal Balance $           0.00

               (b)  in foreclosure
                              Number     0   Principal Balance $           0.00

          ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan
               purchased pursuant to Section 3.01(c): .........$           0.00

          x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

               Class 5-S1: ......................0.463069%
               Class 5-S2: ......................0.340749%

               1.  Senior Percentage for such Distribution Date:   95.72960200%

               2.  Category A-Senior Percentage for such Distribution
                   Date: .......................................   10.05160800%

               3.  Category B-Senior Percentage for such Distribution
                   Date: .......................................   85.67799400%

               4.  Category A-Percentage for such Distribution
                   Date: .......................................   10.50000000%
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               5.  Category B-Percentage for such Distribution
                   Date: .......................................   89.50000000%

               6.  Group I Senior Percentage for such Distribution
                   Date: .......................................   52.38858600%

               7.  Category A-Group I Senior Percentage for such
                   Distribution Date: ..........................    8.01376800%

               8.  Category B-Group I Senior Percentage for such
                    Distribution Date: .........................   44.37481800%

               9.  Group II Senior Percentage for such Distribution
                   Date: .......................................   43.34101600%

               10.  Category A-Group II Senior Percentage for such
                    Distribution Date: .........................    2.03784000%

               11.  Category B-Group II Senior Percentage for such
                    Distribution Date: .........................   41.30317600%

               12.  Category B-Group I Scheduled Distribution
                    Percentage:.................................   85.67799400%

               13.  Category B-Group II Scheduled Distribution
                    Percentage:.................................    0.00000000%

               14.  Senior Prepayment Percentage for such Distribution
                    Date:.......................................  100.00000000%

               15.  Category A-Senior Prepayment Percentage
                    for such Distribution Date: ................   10.50000000%

               16.  Category B-Senior Prepayment Percentage for
                    such Distribution Date: ....................   89.50000000%

               17.  Group I Senior Prepayment Percentage for such
                    Distribution Date: .........................  100.00000000%

               18.  Category A-Group I Senior Prepayment Percentage for such
                    Distribution Date: .........................   10.50000000%

               19.  Category B-Group I Senior Prepayment Percentage for such
                    Distribution Date: .........................   89.50000000%

               20.  Group II Senior Prepayment Percentage for such
                    Distribution Date: .........................    0.00000000%

               21.  Category A-Group II Senior Prepayment Percentage for such
                    Distribution Date: .........................    0.00000000%

               22.  Category B-Group II Senior Prepayment Percentage for such
                    Distribution Date: .........................    0.00000000%

               23.  Junior Percentage for such Distribution Date:   4.27039800%

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               24.  Junior Prepayment Percentage for such Distribution
                    Date: .......................................   0.00000000%

               25.  Subordinate Certificate Writedown Amount for such
                    Distribution Date: ..........................   0.00000000%